 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue
Woodstock, NY 12498
(Address of principal executive offices) (Zip code)

Catherine Johnston
Miller/Howard Investments, Inc.

10 Dixon Avenue
Woodstock, NY 12498
(Name and address of agent for service)

(845) 679-9166

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.

Miller/Howard

HIGH INCOME EQUITY FUND

Semi-Annual Report

April 30, 2019

* Please see first page of the report for important information regarding future delivery of shareholder reports.

HIE
LISTED
NYSE

Advised by Miller/Howard Investments, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (845) 679-9166 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling (845) 679-9166 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Table of Contents

1	Shareholder Letter
7	Allocation of Portfolio Investments
8	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statement of Cash Flows
15	Financial Highlights
17	Notes to Financial Statements
28	Additional Information
31	Privacy Policy

April 30, 2019 | Semi-Annual Report

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the “Fund”). Our goal for this Fund is to provide our Shareholders with a high level of income coupled with the potential for capital appreciation. We apply rigorous fundamental financial analysis to stock selection, looking for candidates that we believe exhibit strong dividend prospects and have the potential to raise those dividends in the future.

Market Summary1

During the Fund’s fiscal semi-annual period—November 1, 2018 through April 30, 2019—the broad equity market rose. The S&P 500 Index gained 9.8% and the Russell 1000 Index gained 10.0%, but it was a bumpy ride. Markets sharply corrected in December 2018 but rebounded in the first quarter of 2019, driven both by the FAANG stocks and a “junk rally” in some deep value stocks. The Russell 1000 Growth Index ended the period ahead, with an increase of 12.1%, while the Russell 1000 Value Index returned 7.9%. Performance of dividend stocks was mixed. The NASDAQ US Broad Dividend Achievers Index, composed of stocks with long-term historic dividend growth, outperformed the broad market indices—the S&P 500 Index and Russell 1000 Index—with a gain of 10.3%. The Dow Jones US Select Dividend Index, composed of stocks with high dividend yields, lagged the broad market indices with total returns of 7.5%.

The energy sector lagged the broad market, with the S&P Composite 1500 Energy Index posting returns of -1.4% during the fiscal semi-annual period. West Texas Intermediate (WTI) crude oil began the fiscal semi-annual period at $65.31/bbl and ended the period at $63.91/bbl, modestly down from six months prior. The sharp December correction brought the price down to $42.53 on December 24th, and it recovered during the first quarter. Henry Hub Natural Gas started the fiscal semi-annual period at $3.26/MMBtu and closed at $2.58/MMBtu on April 30, 2019—a decline of -21.0% over the six month period.

US oil and gas drilling activity fell in response to worsening market sentiment and commodity price volatility. During the fiscal semi-annual period, the US natural gas rig count decreased from 193 to 186, a fall of -3.6%. Over the same period, the US crude oil rig count also fell from 875 to 805, an -8.0% decrease.2

[1]	Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

[2]	Source: Bloomberg

1	Semi-Annual Report | April 30, 2019

Since the Federal Reserve started raising interest rates on December 15, 2015 until April 30, 2019, the 10-year Treasury bond’s yield rose about 23 bps (to 2.50% from 2.27%), while the 2-year yield has risen about 131 bps (to 2.27% from 0.96%). However, late in the first quarter of 2019, the Fed pivoted—rather abruptly in our view—on their plan to continue raising rates. It cited a balanced economic picture: unemployment below 4%, moderate 2% inflation, and a slowdown in some measures of household spending and business fixed-asset investment. The interest rate on the 10-year Treasury bond swooned on the Fed’s announcement, actually dropping below the short-term rate.

This “inverted yield curve” is thought by many to be the precursor of a recession, but we see reasons to be skeptical. For one, the yield curve was relatively flat during much of the 1990s with an inversion at one point, but it was a great decade for many equity investors. Now we see conditions seemingly softening outside the US, and we could be watching a classic flight to safety by foreign investors. The spread between yields on the 10-year Treasury bond and high-yield corporate debt are notably normal, and usually this spread widens going into a recession as bond investors demand higher rates for taking on credit risk in a downturn. We also note that delinquency rates on US bank loans have continued to improve. Further, the Fed engaged in massive bond buying post-crisis and, more recently, began unwinding its positions. The unprecedented scope of the Fed’s intervention into the bond market is an unusual situation.

Portfolio Performance

During the Fund’s fiscal semi-annual period from November 1, 2018 to April 30, 2019, the net asset value (NAV) per share experienced an increase of 7.6%, compared with the S&P 500’s 9.8% gain, on a total return basis. The market price of the Fund can sell at a premium or discount to NAV. The Fund’s market price (NYSE) return was 5.3%, and the Fund’s market total return (NYSE with dividends reinvested) was 12.2% for the fiscal semi-annual period. On the last day of the period, the Fund was trading at a 4.8% premium to NAV.

High-yielding stocks3 performed poorly in the period, mainly due to a rebound in growth-style stocks. Looking at the S&P 500 Index constituents, sorted by dividend yield, the highest yielding 10% of stocks returned 3.6%, well-below the return for S&P 500 Index of 9.8% and the returns for non-dividend paying stocks of 12.3%. The underperformance of high-yielding stocks was a headwind for our investment process of seeking to invest in stocks that provide a high yield. Our significant overweight allocation to these stocks relative to the S&P 500 Index detracted from the Fund’s performance.

By individual holdings, the top stock contributors and detractors during the semi-annual period were diverse. Midstream pipeline company Enbridge (ENB) was the top contributor to absolute returns. Enbridge completed its 2018 strategic plan and financial outlook, the company reaffirmed guidance for 10% annual growth through 2020, and it announced 10% dividend increase for 2019. Also within the midstream group, Williams Companies (WMB) contributed to returns. Williams formed a joint venture in the Marcellus/Utica basins with Canada Pension Plan and declared a 12% dividend increase. However, propane MLP AmeriGas Partners (APU)

[3]

High-yielding stocks are defined as those companies within the S&P 500 Index that are in dividend deciles nine and ten. Dividend deciles are calculated by separating the dividend-paying stocks within the S&P 500 Index into ten equal groups (lowest yielding being decile one and highest yielding decile ten) based on each security’s yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

April 30, 2019 | Semi-Annual Report	2

detracted after the company announced that management was reviewing options to reduce APU’s leverage, including a potential distribution cut, and we exited in December 2018. Over time, we expect that favorable commodity price and volume trends will benefit midstream energy companies, including Master Limited Partnerships (MLPs).

Semiconductor and telecommunications equipment company Qualcomm’s (QCOM) long-standing patent dispute with Apple came to a resolution in April 2019, providing a significant boost to the stock. Communications services company CenturyLink (CTL) reported adjusted EPS that beat estimates and revenue was in-line, but the company reduced its dividend by 53% in order to focus on growth opportunities. We exited our position in CenturyLink in February 2019. In the health care sector, retail pharmacy and pharmacy benefit manager CVS Health (CVS) detracted. While 4Q earnings and revenue topped forecasts, guidance disappointed. CVS guided to full-year 2019 adjusted earnings of $6.68 to $6.88 per share, missing forecasts for $7.34 per share.

Dividend growth is important to this portfolio because the prices of higher-yielding stocks are based, in large part, on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short-term). We seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future. During the reporting period, 34% of our stocks declared dividend increases, with individual increases averaging 5.1% growth year-over-year, excluding special dividends on an unweighted basis. The Fund also captured 8 special dividends during the semi-annual period.

We are enhancing the income in the portfolio through the sale of options. For the fiscal semi-annual period ended April 30, 2019, we sold put options on three positions, all of which were exercised. We also sold calls on 51 positions. We bought one to close the position, 19 expired worthless after we collected the premium, and we had 21 exercised. Our option positions’ notional value represented approximately 15.4% of total assets as of the end of the period, below the 20% limitation.

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of April 30, 2019, we have borrowed an amount equal to 17.3% of the managed assets of the Fund at an average interest rate during the six-month period of 2.7%. Considering that the underlying portfolio yield is approximately 2.2 times the borrowing rate, it is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Distributions to Shareholders

The distribution to Shareholders for each month during the fiscal year period was $0.116 per share. The Fund’s current indicated yield based on its closing price on the New York Stock Exchange on April 30, 2019 ($11.67) was 11.9%. The current indicated yield based on the Fund’s NAV per share ($11.14) was 12.5%. The Fund currently intends to continue to pay monthly distributions to its shareholders. We should note that since inception, this distribution has been supported by income earned by the Fund. “Income” here means regular and special dividends (some of which are distributions from MLPs and REITs, which might be considered Return of Capital for tax and GAAP purposes), and option premiums. As discussed previously and as is still the case, the Fund

3	Semi-Annual Report | April 30, 2019

has earned several special dividends during the year. With these special dividends, premiums from selling options, regular dividends and distributions from the portfolio, and our use of leverage, we expect to continue to generate sufficient income to cover these declared distributions.

Looking Ahead

At Miller/Howard, our approach is to accept that the future is uncertain, and tolerating market fluctuations is the price of earning equity returns, which are historically superior to bonds as well as cash over longer periods. However, market fluctuations can be detrimental to investors who are relying on their equity portfolio for income. Benchmarks are often cited for their long-term total returns. But while markets generally perform well on average, taking withdrawals out of total returns in order to meet current spending needs can have a negative impact on the long-term viability of an investment portfolio. Negative compounding, driven by investors withdrawing income during a market downturn, can erode financial well-being.

We believe the key is to invest in high quality companies with the wherewithal to weather stormy seas, when they occur. What we want are companies with a visible and durable long-term viability: Stocks that will be here tomorrow and will survive and thrive until the next time investors decide they have become too cheap or undervalued compared to their ability to generate cash flow in the year ahead. We believe that quality means that economic stress will not pinch the company so much that it can’t easily handle its debt. Quality means the company has existed for many years and shown its ability to both maintain and expand its business in a variety of different economic and competitive climates. Quality means the company recognizes who owns the company—the shareholders—and shows it through dividends.

Above all, we think that what matters most in the Fund’s portfolio is reliable income generation. We continue to seek current income and rising income that, in our experience, has frequently led to higher stock prices. It’s not chasing after styles or sectors. It’s about being an investor in companies that share their prosperity with their investors and continue to share as life gets better. This path can provide you with income for your spending needs now, and as the income rises, we believe your assets should rise as well. In other words, you achieve high and rising yield on your original investment.

We thank our Shareholders for their participation and continued support.

Sincerely,

Lowell G. Miller
Chairman of the Board

April 30, 2019 | Semi-Annual Report	4

IMPORTANT DISCLOSURES AND RISKS

The views expressed in this report reflect those as of the date this is written and may not reflect the author’s views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard High Income Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

GAAP: Generally accepted accounting principles

NASDAQ US Broad Dividend Achievers Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

5	Semi-Annual Report | April 30, 2019

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Standard & Poor’s 500 Index (“S&P 500 Index”) is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Composite 1500® Energy Index (“S&P 1500 Energy Index”) comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector.

One cannot invest directly in an index.

April 30, 2019 | Semi-Annual Report	6

Miller/Howard High Income Equity Fund

Allocation of Portfolio Investments

(Expressed as a Percentage of Long-Term Investments)

April 30, 2019

(Unaudited)

7	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments

April 30, 2019

(Unaudited)

	Shares	Value
Common Stock — 94.0%
Air Courier Services — 5.6%
FedEx Corp. (3)	53,100	$10,060,326
Business Credit Institutions — 6.1%
Ares Capital Corp. (1)	389,373	7,008,714
Hercules Capital, Inc. (3)	308,552	4,008,091
		11,016,805
Crude Petroleum & Natural Gas — 5.1%
Royal Dutch Shell PLC - ADR (2)(3)	141,759	9,198,742
Drug Stores and Proprietary Stores — 3.8%
CVS Health Corp.	124,240	6,756,171
Electric Services — 3.9%
Covanta Holding Corp. (1)	389,604	7,040,144
Fire, Marine, & Casualty Insurance — 0.3%
CNA Financial Corp.	9,700	449,401
Household Appliances — 3.6%
Whirlpool Corp. (3)	47,000	6,524,540
Investing — 2.9%
Main Street Capital Corp. (3)	131,648	5,196,147
Investment Advice — 5.0%
Lazard, Ltd.	233,000	9,059,040
Motor Vehicles — 2.3%
Ford Motor Co. (1)	400,000	4,180,000
Natural Gas Distribution — 5.4%
Enbridge, Inc. (2)	262,730	9,705,246
Natural Gas Transmission — 14.6%
National Grid PLC - ADR (2)	54,230	2,967,466
Targa Resources Corp. (3)	331,547	13,311,612
Williams Cos., Inc. (1)	353,040	10,001,623
		26,280,701
Paper Mills — 2.0%
Potlatch Deltic Corp. (2)	93,731	3,623,641
Petroleum & Petroleum Products — 2.4%
Macquarie Infrastructure Corp. (1)	105,099	4,257,561
Pharmaceutical Preparations — 3.3%
AbbVie, Inc.	75,000	5,954,250
Pipelines — 3.7%
TransCanada Corp. (1)	137,819	6,582,235
Prepackaged Software — 2.8%
Citrix Systems, Inc.	49,800	5,027,808
Radiotelephone Communications — 2.1%
Vodafone Group PLC - ADR (1)	206,925	3,832,251
Security Brokers, Dealers, and Flotation Companies — 0.6%
Virtu Financial, Inc. (3)	44,492	1,093,613

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	8

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

April 30, 2019

(Unaudited)

	Shares	Value
Switchgear & Switchboard Apparatus — 3.6%
ABB, Ltd. - ADR (3)	312,510	$6,456,457
Telephone Communications (No Radiotelephone) — 13.3%
AT&T Inc. (1)	303,677	9,401,840
BT Group PLC - ADR (3)	213,385	3,219,979
Century Link, Inc. (3)	440,000	5,024,800
Verizon Communications, Inc. (1)	109,125	6,240,859
		23,887,478
Women’s Clothing Stores — 1.6%
J Jill, Inc. (3)	500,000	2,805,000

Total Common Stock (Cost $175,714,095)		168,987,557

Master Limited Partnership — 19.6%
Crude Petroleum Pipelines — 4.8%
Buckeye Partners LP (1)	259,543	8,684,309
Investment Advice — 3.7%
AllianceBernstein Holding LP (1)	227,640	6,717,656
Liquefied Petroleum Gas Dealers — 1.6%
Suburban Propane Partners, L.P. (2)	126,455	2,950,195
Natural Gas Transmission — 7.8%
Energy Transfer LP (1)(2)	927,384	14,022,039
Oil & Gas Field Services — 1.7%
Enable Midstream Partners LP (1)	214,410	2,984,587
Total Master Limited Partnership (Cost $36,878,493)		35,358,786

Real Estate Investment Trusts (REITs) — 4.5%
Tanger Factory Outlet Centers, Inc. (3)	257,795	4,655,778
The Geo Group, Inc. (1)	174,367	3,490,827
Total Real Estate Investment Trusts (REITs) (Cost $8,226,456)		8,146,605

Short-Term Investments: 1.0%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 2.31% (4)	1,835,801	1,835,801
Total Short-Term Investments (Cost $1,835,801)		1,835,801

9	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

April 30, 2019

(Unaudited)

	Shares	Value
Investments Purchased with Proceeds from Securities Lending: 27.1%
Mount Vernon Liquid Assets Portfolio, LLC, 2.61% (4)	48,828,389	$48,828,389
Total Investments Purchased with Proceeds from Securities Lending (Cost $48,828,389)		48,828,389

Total Investments — 146.2% (cost $271,483,234)		263,157,138
Total Value of Options Written (Premiums received $720,991) — (0.3%)		(591,599)
Liabilities in Excess of Other Assets — (45.9)%		(82,625,573)
Total Net Assets Applicable to Common Stockholders — 100.0%		$179,939,966

Note: Percentages indicated are based on the net assets of the Fund.

ADR American Depositary Receipt.

(1)

All or a portion of this security has been pledged as collateral in connection with the Fund’s Special Custody Account Agreement. As of April 30, 2019, the total value of securities pledged as collateral for the Special Custody Account Agreement was $83,905,399.

(2)	All or a portion of the security represents collateral for outstanding call or put option contracts written.

(3)	All or a portion of this security is on loan.

(4)	Rate indicated is the seven-day yield as of April 30, 2019.

As of April 30, 2019, options written and outstanding are as follows:

Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Call Options
AbbVie, Inc.	May 2019	$85.00	750	$(5,954,250)	$(7,500)
CNA Financial Corp.	May 2019	45.00	97	(449,401)	(12,319)
Covanta Holding Corp.	May 2019	17.50	1,575	(2,846,025)	(94,500)
FedEx Corp.	May 2019	192.50	16	(303,136)	(4,080)
Ford Motor Co.	May 2019	10.50	4,000	(4,180,000)	(112,000)
The GEO Group, Inc.	May 2019	20.00	1,743	(3,489,486)	(78,435)
Potlatch Deltic Corp.	May 2019	40.00	937	(3,622,442)	(14,055)
Targa Resources Corp.	May 2019	41.00	1,100	(4,416,500)	(126,500)
Virtu Financial, Inc.	May 2019	25.00	444	(1,091,352)	(35,520)
Whirlpool Corp.	May 2019	140.00	470	(6,524,540)	(106,690)
					(591,599)
Total Value of Options Written (Premiums received $720,991)					$(591,599)

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	10

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities

April 30, 2019

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Identified cost - $271,483,234)	$263,157,138
Receivable for investments sold	6,021,898
Dividends and interest receivable	1,036,418
Receivable for Fund shares sold	683,209
Other assets	740,031
Total Assets	271,638,694

Liabilities:
Options written, at value (premiums received $720,991)	591,599
Loans payable	37,500,000
Payable for investments purchased	4,249,154
Payable for collateral on securities loaned	48,828,389
Payable to Adviser	177,709
Accrued administration expense	22,895
Accrued interest expense	85,198
Accrued custody expense	4,150
Other liabilities	239,634
Total Liabilities	91,698,728
Net Assets	$179,939,966

Net Assets consist of:
Paid-in capital	$246,431,333
Accumulated losses	$(66,491,367)
Total Net Assets	$179,939,966

Net Asset Value Per Common Share Outstanding	$11.14

11	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Operations

For the Six Months Ended April 30, 2019

(Unaudited)

Investment Income:
Dividend income (net of $74,476 foreign withholding tax)	$5,153,496
Interest income	54,162
Securities lending income	50,574
Total Investment Income	5,258,232

Expenses:
Advisory fees	1,031,199
Interest expense	546,236
Professional fees	203,837
Administration fees	79,878
Trustees’ fees and expenses	53,144
Compliance fees	34,712
Shareholder reporting expenses	24,795
Registration and filing fees	12,415
Custodian fees and expenses	11,901
Transfer agent fees and expenses	9,876
Miscellaneous	21,509
Total Expenses	2,029,502
Net Investment Income	3,228,730

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,943,978)
Options	2,314,549
Foreign currency transactions	(623)
Net realized loss	(3,630,052)
Net change in unrealized appreciation on:
Investments	12,409,189
Options	177,366
Foreign currency transactions	449
Net change in unrealized appreciation	12,587,004
Net realized and unrealized gain	8,956,952
Net Increase in Net Assets resulting from Operations	$12,185,682

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	12

Miller/Howard High Income Equity Fund

Statements of Changes in Net Assets

	For the six months ended April 30, 2019 (Unaudited)	For the year ended October 31, 2018
Change in Net Assets:
From Operations:
Net investment income	$3,228,730	$6,550,530
Net realized gain (loss)	(3,630,052)	5,691,484
Net change in unrealized appreciation (depreciation)	12,587,004	(13,492,218)
Net increase (decrease) in net assets resulting from operations	12,185,682	(1,250,204)
Dividends and Distributions to Shareholders from:
Net investment income	(10,797,293)	(6,189,717)
Return of capital	—	(13,267,688)
Total dividends and distributions to shareholders	(10,797,293)	(19,457,405)
Capital Stock Transactions:
Proceeds from issuance of 1,154,979 and 1,454,885 common shares in connection with the at the market offering	13,366,416	18,216,816
Commissions and offering expenses associated with the issuance of common shares in connection with the at the market offering	(276,717)	(374,451)
Issuance of 8,690 and 22,216 common shares from reinvestment of distributions	123,348	264,930
Increase in net assets from Fund share transactions	13,213,047	18,107,295
Total increase (decrease) in net assets	14,601,436	(2,600,314)

Net Assets:
Beginning of period/year	165,338,530	167,938,844
End of period/year	$179,939,966	$165,338,530

13	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Cash Flows

For the Six Months Ended April 30, 2019

(Unaudited)

Cash Flows from Operating Activites:
Net increase in net assets resulting from operations	$12,185,682
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(165,546,188)
Net purchases and sales of short-term investments	2,079,472
Proceeds from sales of long-term investments	151,027,247
Proceeds from option transactions	4,224,556
Return of capital on distributions received	3,164,843
Increase in collateral for securities loaned	(16,636,167)
Increase in payable upon return of securities loaned	16,636,167
Net increase in dividends and interest receivable and other assets	(69,098)
Net decrease in accrued expenses and other liabilities	81,312
Net change in unrealized appreciation (depreciation) of investment securities	(12,586,555)
Net realized gain on investment securities	3,629,675
Cash used in Operating Activities	(1,809,054)

Cash Flows from Financing Activities:
Payments received from Fund share transactions (net of expenses)	12,406,490
Drawdown on committed facility agreement	—
Decrease in other assets for offering costs	76,509
Dividends paid	(10,673,945)
Cash provided by Financing Activities	1,809,054

Decrease in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$537,364

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	14

Miller/Howard High Income Equity Fund

Financial Highlights

	For the six months ended April 30, 2019 (Unaudited)		For the year ended October 31, 2018	For the year ended October 31, 2017	For the year ended October 31, 2016	Period from November 24, 2014(1) through October 31, 2015
Per Common Share Data (2)
Net asset value, beginning of period/year	$11.03		$12.43	$12.16	$14.57	$19.10
Income from Investment Operations
Net investment income (loss)	0.21		0.46	0.32	0.64	1.02
Net realized and unrealized gains (losses)	0.59		(0.49)	1.34	(1.66)	(4.35)
Total from investment operations	0.80		(0.03)	1.66	(1.02)	(3.33)
Distributions to Common Stockholders
Net investment income	(0.70)		(0.44)	(0.44)	(0.47)	(1.01)
Return of capital	—		(0.95)	(0.95)	(0.92)	(0.15)
Total distributions to common stockholders	(0.70)		(1.39)	(1.39)	(1.39)	(1.16)
Organizational and Offering costs on issuance of common stock	—		—	—	—	(0.04	)(3)
Premiums less commissions and offering costs on issuance of common stock	0.01	(4)	0.02 (4)	0.00 (4)	—	—
Total capital stock transactions	0.01		0.02	0.00	—	(0.04)
Net asset value, end of period/year	$11.14		$11.03	$12.43	$12.16	$14.57
Per common share market value, end of period/year	$11.67		$11.08	$13.18	$11.57	$13.32
Total investment return based on market value (5)	12.21	%(7)	(5.57)%	26.83%	(2.26)%	(28.39	)%(7)
Total investment return based on net asset value(6)	7.55	%(7)	(0.32)%	13.86%	(6.70)%	(18.39	)%(7)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period/year (000’s)	$179,940		$165,339	$167,939	$163,229	$195,460
Ratio of expenses to average net assets	2.41	%(8)	2.33%	2.28%	2.13%	1.84	%(8)
Ratio of net investment income to average net assets	3.83	%(8)	3.90%	2.50%	5.04%	6.34	%(8)
Ratio of interest expense to average net assets	0.65	%(8)	0.45%	0.41%	0.30%	0.13	%(8)
Borrowings outstanding (000’s)	$37,500		$37,500	$37,500	$37,500	$37,500
Asset coverage per $1,000 of indebtedness (9)	$5,798		$5,409	$5,478	$5,353	$6,212
Portfolio turnover rate	76	%(7)	100%	96%	85%	46	%(7)

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.
(3)	Represents the dilution per common share from offering costs for the period from November 24, 2014 through October 31, 2015.

15	Semi-Annual Report | April 30, 2019 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Financial Highlights (continued)

(4)

Represents the premium on the at the market offering of $0.028, $0.046 and $0.005 per share, respectively, less underwriting and offering costs of $0.018, $0.027 and $0.001, respectively, per share for the six months ended April 30, 2019 and the years ended October 31, 2018 and October 31, 2017.

(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)

Total investment return is calculated assuming a purchase of common stock at the net asset value at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.
(8)	Annualized.
(9)

Asset coverage per $1,000 indebtedness is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

See accompanying Notes to Financial Statements | April 30, 2019 | Semi-Annual Report	16

Miller/Howard High Income Equity Fund

Notes to Financial Statements

April 30, 2019

(Unaudited)

1. Organization

Miller/Howard High Income Equity Fund (the “Fund”) was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. (“Adviser”). The Fund commenced operations on November 24, 2014. The Fund’s stock is listed on the New York Stock Exchange under the symbol “HIE.”

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund’s Board of Trustees (“Board”) believes that under the current market conditions it is in the best interest of the Fund’s shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board’s trustees then in office.

The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.

17	Semi-Annual Report | April 30, 2019

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

April 30, 2019 | Semi-Annual Report	18

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of April 30, 2019, the Fund’s assets and liabilities carried at market value were classified as follows:

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$168,987,557	$168,987,557	$—	$—
Master Limited Partnerships	35,358,786	35,358,786	—	—
Real Estate Investment Trusts	8,146,605	8,146,605	—	—
Short-Term Investments(b)	1,835,801	1,835,801	—	—
Investments Purchased as
Securities Lending Collateral(c)	48,828,389	—	—	—
Total Investments in Securities	$263,157,138	$214,328,749	$—	$—
Liabilities
Written Options	$591,599	$591,599	$—	$—

(a)	All industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2019.

19	Semi-Annual Report | April 30, 2019

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

(c)

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund did not hold any Level 2 or Level 3 securities during the six months ended April 30, 2019.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investments trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships (“MLPs”). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually at least 90% of its investment company taxable

April 30, 2019 | Semi-Annual Report	20

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally sells (“writes”) put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase put options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller.

21	Semi-Annual Report | April 30, 2019

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

The Fund occasionally sells (“writes”) call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase call options. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed

April 30, 2019 | Semi-Annual Report	22

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the types and value of derivatives by location as presented on the Statement of Assets and Liabilities at April 30, 2019:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Value
Written equity options	Options written, at value	$591,599

The following table presents the effect of derivatives on the Statement of Operations for the six months ended April 30, 2019:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$2,314,549	$177,366

The average notional value of written options for the Fund for the six months ended April 30, 2019 was $20,560,967.

I. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

3. Concentration of Risk

The Fund’s investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 25% of its total assets in securities of MLPs.

23	Semi-Annual Report | April 30, 2019

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund’s average weekly Managed Assets (defined as the average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies). The Adviser earned $1,031,199 in advisory fees for the six months ended April 30, 2019.

U.S. Bank Global Fund Services serves as the Fund’s administrator and Fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian.

One of the Fund’s Trustees is an employee of the Adviser.

5. Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

The tax character of dividends paid to shareholders during the year ended October 31, 2018, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$6,189,717	$—	$13,267,688	$19,457,405

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are reclassified at the end of the fiscal year among accumulated losses and paid-in capital. Accordingly, on October 31, 2018, accumulated losses were increased by $261,104 and paid-in capital was decreased by $261,104. This reclassification has no effect on the net assets of the Fund.

April 30, 2019 | Semi-Annual Report	24

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

The following information is provided on a tax basis as of October 31, 2018:

Cost of investments	$258,656,382
Unrealized appreciation	$7,062,072
Unrealized depreciation	(29,543,545)
Net unrealized appreciation (depreciation)	(22,481,473)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Other accumulated gain/(loss)	(45,398,283)
Total accumulated gain/(loss)	$(67,879,756)

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $45,398,283 of unused net capital losses at October 31, 2018, which are treated as arising on the first day of the Fund’s next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund’s policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

6. Investment Transactions

For the six months ended April 30, 2019, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $165,546,188 and $151,027,247 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 16,147,769 shares outstanding at April 30, 2019. Transactions in common stock for the six months ended April 30, 2019, were as follows:

Shares at October 31, 2018	14,984,100
Shares sold through at the market offering	1,154,979
Shares issued through dividend reinvestments	8,690
Shares at April 30, 2019	16,147,769

25	Semi-Annual Report | April 30, 2019

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

8. Special Custody Account Agreement

On September 19, 2017, the Fund entered into a $50,000,000 Special Custody Account Agreement (“Agreement”) with Interactive Brokers LLC (“Interactive Brokers”). The following shows the key terms of this agreement:

Loan Amount	Interest Rate
$0-$100,000	Federal Funds Rate + 1.50%
$100,000.01-$1,000,000	Federal Funds Rate + 1.00%
$1,000,000.01-$3,000,000	Federal Funds Rate + 0.50%
$3,000,000.01 +	Greater of 0.50% or Federal Funds Rate + 0.30%

The average principal balance and interest rate for the six months ended April 30, 2019 were $37,500,000 and 2.68%, respectively. At April 30, 2019, the principal balance outstanding was $37,500,000 at an interest rate of 2.78%. The Fund may borrow up to an additional $12,500,000 under the Agreement.

Under the terms of the Agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the Agreement. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At April 30, 2019, the Fund was in compliance with the terms of the Agreement.

9. Securities Lending

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations;

April 30, 2019 | Semi-Annual Report	26

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2019

(Unaudited)

however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from these risks by contract with the Custodian.

As of April 30, 2019, the value of securities on loan and payable for collateral due to broker were $47,351,973 and $48,828,389, respectively.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Portfolio”) as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission (“SEC”) and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian’s security lending program.

10. Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

11. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of April 30, 2019 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

27	Semi-Annual Report | April 30, 2019

Miller/Howard High Income Equity Fund

Additional Information

April 30, 2019

(Unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. For the six months ended April 30, 2019, the aggregate compensation paid by the Fund to the independent trustees was $51,000. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (845) 679-9166. Information regarding how the Fund voted the proxies related to the portfolio of securities during the 12 month period ended June 30 is available without charge by accessing this information on the SEC’s web site at www.sec.gov.

Form N-Q

The Fund files its completed schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling the Fund at (845) 679-9166 or by visiting the SEC’s web site at www.sec.gov.

Prospectus and Statement of Additional Information (“SAI”)

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (845) 679-9166 or by visiting the SEC’s web site at www.sec.gov.

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

April 30, 2019 | Semi-Annual Report	28

Miller/Howard High Income Equity Fund

Additional Information (continued)

April 30, 2019

(Unaudited)

Certifications

The Fund’s President submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Nasdaq symbol for the Net Asset Value per share is “XHIEX.” The Net Asset Value per share may be obtained each day by calling the Fund at (845) 679-9166.

Automatic Dividend Reinvestment Plan (the “Fund’s Plan”)

Many of you have questions about the Fund’s Automatic Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund’s Plan and whose shares are held in “Street Name,” to consult your financial advisor about participating in the Fund’s Plan.

Under the Fund’s Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund’s Transfer Agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Fund’s Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund’s Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the “Plan agent”) in writing at the address specified on the back cover or by calling the Plan agent at 1(800) 278-4353. Under the Fund’s Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund’s Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund’s Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund’s Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the

29	Semi-Annual Report | April 30, 2019

Miller/Howard High Income Equity Fund

Additional Information (continued)

April 30, 2019

(Unaudited)

commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

April 30, 2019 | Semi-Annual Report	30

Miller/Howard High Income Equity Fund

Privacy Policy

(Unaudited)

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund’s securities. This information includes the shareholder’s name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in “street name” by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund’s shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to the Fund’s shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

31	Semi-Annual Report | April 30, 2019

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Catherine Johnston,
Secretary

Charles Atkins,
Chief Compliance Officer

Brian Helhoski,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

Miller/Howard Investments, Inc.

P.O. Box 549

Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue

New York, N.Y. 10022

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Administrator

U.S. Bank Global Fund Services

777 E. Wisconsin Avenue

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 E. Wells Street

Suite 1400

Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/18-11/30/18	0	0	0	0
Month #2 12/01/18-12/31/18	0	0	0	0
Month #3 1/01/19-01/31/19	0	0	0	0
Month #4 02/01/19-02/28/19	0	0	0	0
Month #5 03/01/19-03/31/19	0	0	0	0
Month #6 04/01/19-04/30/19	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable for semi-annual reports.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	7/2/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	7/2/19

By (Signature and Title)	/s/ Brian Helhoski
Brian Helhoski, Chief Financial Officer

Date	7/2/19